CERTIFICATION OF CHIEF FINANCIAL OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Steven D. Shackelford, the Chief Financial Officer of CNL Restaurant Properties, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2003 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: August 8, 2003.



                                                   /s/ Steven D. Shackelford
                                                   -----------------------------
                                                   Steven D. Shackelford
                                                   Chief Financial Officer

                                                   A  signed  original  of  this
                                                   written statement required by
                                                   Section 906 has been provided
                                                   to the  Company  and  will be
                                                   retained  by the  Company and
                                                   furnished  to the  Securities
                                                   and  Exchange  Commission  or
                                                   its staff upon request.